UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

CATCHMARK TIMBER TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2650

Atlanta, GA 30328

(Address of Principal Executive Offices) (Zip code)

(855) 858-9794

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value Per Share	CTT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on May 29, 2022, CatchMark Timber Trust, Inc., a Maryland corporation (the “Company” or “Catchmark”), and CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PotlatchDeltic Corporation, a Delaware corporation (“Parent” or “PotlatchDeltic”), and Horizon Merger Sub 2022, LLC, a Delaware limited liability company (“Merger Sub”). Pursuant to the Merger Agreement, the Company will be merged with and into Merger Sub (the “Company Merger”), with Merger Sub surviving the Company Merger. Immediately following the Company Merger, the Partnership will be merged with and into Merger Sub (the “Partnership Merger” and together with the Company Merger, collectively the “Mergers”), with Merger Sub surviving the Partnership Merger. Capitalized terms used below but not defined herein have the respective meanings assigned thereto in the Merger Agreement.

The Company convened its special meeting of stockholders on September 13, 2022 (the “Special Meeting”). At the Special Meeting, the Company’s common stockholders voted on two proposals related to the Merger Agreement, as it may be amended from time to time, as described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission and first mailed to stockholders on August 12, 2022.

As of the close of business on August 10, 2022, the record date for the Special Meeting, there were 49,275,171 shares of common stock of the Company, par value $0.01 per share (the “common stock”), outstanding and entitled to vote. Each share of common stock was entitled to one vote with respect to each proposal at the Special Meeting. A total of 36,393,000 shares of common stock were present virtually or by proxy, representing 73.86% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. At the Special Meeting, the Company’s stockholders were asked to consider and vote on the following matters:

•	a proposal to approve the Company Merger pursuant to the terms of the Merger Agreement (the “Company Merger Proposal”); and

•

a non-binding, advisory proposal to approve certain compensation that will be paid or may become payable to the named executive officers of CatchMark in connection with the Company Merger and the other transactions contemplated by the merger agreement (the “CatchMark Compensation Proposal”).

A proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were not sufficient votes at the Special Meeting to approve the Company Merger Proposal (the “CatchMark Adjournment Proposal”) was not presented to stockholders for their approval because there were sufficient votes present to approve the Company Merger Proposal.

The final voting results for each proposal presented to stockholders for approval are set forth below.

Proposal No. 1: Approval of the Company Merger Proposal

At the Special Meeting, the Company’s common stockholders voted to approve the Company Merger. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,246,571	75,795	70,634	—

Proposal No. 2: Approval of the CatchMark Compensation Proposal

At the Special Meeting, the Company’s common stockholders did not vote to approve, on a non-binding, advisory basis, the compensation that will be paid or may become payable to the named executive officers of the Company in connection with the Company Merger and the other transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,058,614	22,099,276	4,235,110	—

Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Special Meeting.

Subject to the satisfaction or waiver of all of the conditions to the closing of the Mergers in the Merger Agreement, the Mergers are expected to be completed on September 14, 2022.

Item 8.01	Other Events

On September 13, 2022, the Company issued a press release announcing the results of the voting at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed merger transaction involving PotlatchDeltic and CatchMark. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, PotlatchDeltic filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that was declared effective on August 10, 2022 that constitutes a prospectus of PotlatchDeltic and a proxy statement of CatchMark. CatchMark filed the proxy statement/prospectus with the SEC on August 10, 2022 and mailed it to its stockholders commencing August 12, 2022. The proxy statement/prospectus related to the proposed merger contains important information about PotlatchDeltic, CatchMark, the proposed transaction and related matters. Investors are urged to carefully read the proxy statement/prospectus and other documents filed or to be filed with the SEC (or incorporated by reference into the proxy statement/prospectus) in connection with the proposed merger. Investors may obtain free copies of the proxy statement/prospectus and other documents through the website maintained by the SEC at www.sec.gov. In addition, investors are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on PotlatchDeltic’s website at www.potlatchdeltic.com (which website is not incorporated herein by reference), for documents filed with the SEC by PotlatchDeltic, or on CatchMark’s website at www.catchmark.com (which website is not incorporated herein by reference), for documents filed with the SEC by CatchMark.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “should,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Risks and uncertainties that could cause the Company’s actual results to differ from these forward-looking statements include, but are not limited to, that (i) the timing of the closing of the Mergers, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the Mergers will not occur; (ii) the proposed Mergers may involve unexpected costs, liabilities or delays; (iii) the Company’s business may suffer as a result of uncertainty surrounding the proposed Mergers; (iv) the risk that the proposed Mergers disrupt the Company’s current plans and operations or divert management’s or employees’ attention from ongoing business operations; (v) the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed Mergers; (vi) the possible failure of the Company to maintain its qualification as a REIT; (vii) stockholder litigation in connection with the proposed Mergers may affect the timing or occurrence of the proposed Mergers or result in significant costs of defense, indemnification and liability; (viii) the Company may be adversely affected by other economic, business or competitive factors; (ix) the occurrence of any event, change or other circumstances could give rise to the termination of the Merger Agreement; and (x) other risks to the consummation of the proposed Mergers, including the risk that the proposed Mergers will not be consummated within the expected time period or at all; (xi) the factors described in Part I, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s other filings with the SEC and the proxy statement/prospectus filed by the Company in connection with the Mergers. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update its forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of CatchMark Timber Trust, Inc. dated September 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHMARK TIMBER TRUST, INC. (Registrant)

Date: September 13, 2022	By:	/s/ Lesley H. Solomon
Lesley H. Solomon
General Counsel and Secretary